SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): July 8, 2003 (July 7, 2003)

                            The Warnaco Group, Inc.
                            -----------------------
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

          1-10857                                      95-4032739
          -------                                      ----------
 (Commission File Number)                   (IRS Employer Identification No.)

      90 Park Avenue
       New York, NY                                      10016
      --------------                                     -----
(Address of Principal Executive Offices)               (Zip Code)


      Registrant's telephone number, including area code: (212) 661-1300
                                                          --------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On July 7, 2003, The Warnaco Group, Inc. issued a press release announcing that it had elected Sheila A. Hopkins to its Board of Directors, effective July 7, 2003.

         A copy of the press release is attached to this report as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.       Description

            99.1           Press Release, dated July 7, 2003

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE WARNACO GROUP, INC.


Date: July 8, 2003                  By: /s/ Jay A. Galluzzo
                                        ______________________________
                                        Name:  Jay A. Galluzzo
                                        Title: Vice President and General
                                               Counsel



                                 EXHIBIT INDEX

        Exhibit No.          Document

           99.1              Press Release, dated July 7, 2003

                                                               Exhibit 99.1


FOR IMMEDIATE RELEASE

Contacts
Media:
Doug Morris
212-515-1964

Investors:
Allison Malkin/Chad Jacobs
203-222-9013


              WARNACO ELECTS SHEILA HOPKINS TO BOARD OF DIRECTORS

NEW YORK - JULY 7, 2003 - The Warnaco Group, Inc. (NASDAQ: WRNC) announced that it has elected Sheila A. Hopkins to its Board of Directors, effective July 7, 2003.

Ms. Hopkins, 47, currently serves as Vice President and General Manager of U.S. Personal Care at Colgate-Palmolive Company. She previously served as Vice President of U.S. Marketing at Tambrands and in various marketing positions at Procter & Gamble Company. Ms. Hopkins holds a B.A. from Wellesley College. She has been appointed to the Compensation Committee of Warnaco's Board of Directors.

Stuart D. Buchalter, Non-Executive Chairman of the Board of Directors of Warnaco, said, "Sheila's election marks the conclusion of our efforts to reconstitute our Board of Directors. We are pleased to be able to draw on Sheila's significant experience, and we welcome her to the Warnaco Board."

Joe Gromek, Warnaco's President and Chief Executive Officer, said, "We are delighted to have Sheila on our Board and look forward to her counsel. Her extensive business, marketing and brand management experience will be of great value to Warnaco as it continues to build upon its leading position in the apparel industry."

About The Warnaco Group, Inc.

The Warnaco Group, Inc., headquartered in New York, is a leading manufacturer of intimate apparel, menswear, jeanswear, swimwear, men's and women's sportswear, better dresses and accessories sold under such owned and licensed brands as Warner's(R), Olga(R), Lejaby(R), Body Nancy Ganz(TM), Chaps by Ralph Lauren(R), Calvin Klein(R) men's and women's underwear, men's accessories, men's, women's, junior women's and children's jeans and women's and juniors swimwear, Speedo(R) men's, women's and children's swimwear, sportswear and swimwear accessories, Anne Cole Collection(R), Cole of California(R), Catalina(R) and Nautica(R) swimwear, and A.B.S. by Allen Schwartz(R) Women's sportswear and better dresses.

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect, when made, our expectations or beliefs concerning future events that involve risks and uncertainties. All statements other than statements of historical facts included in this press release are considered forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements may contain the words "believe," "anticipate," "expect," "estimate," "project," "will be," "will continue," "will likely result," or other similar words and phrases. Forward-looking statements and our plans and expectations are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, and our business in general is subject to certain risks that could affect the value of our stock.